SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                            December 20, 1999



Commission        Registrant, State of Incorporation,         I.R.S. Employer
File Number       Address and Telephone Number                Identification No.

1-6047            GPU, Inc.                                       13-5516989
                        (a Pennsylvania corporation)
                        300 Madison Avenue
                        Morristown, New Jersey 07962-1911
                        Telephone (973) 455-8200


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ITEM 5.  OTHER EVENTS.

         As previously reported, GPU has initiated plans to raise at least U.S. $500 million through the sale of assets and use the proceeds from these sales to reduce debt and provide funding for additional repurchases of its common stock and investments in growth initiatives.

         On December 20, 1999, GPU announced that it had engaged a financial advisor to seek proposals to purchase at least 50% of its ownership in GPU PowerNet and GPU GasNet, the electric and gas transmission companies serving Victoria. GPU PowerNet was acquired in October 1997 and GPU GasNet was acquired in May 1999 from the Victorian government for A$2.555 billion and A$1.025 billion, respectively.

         GPU expects that the sale process could be completed in the first quarter of 2000.

         A copy of GPU's related news release is annexed as an exhibit.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibit

                  1.       GPU News Release, dated December 20, 1999.



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                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                            GPU, INC.



                                            By:  /s/ T. G. Howson
                                                  T. G. Howson, Vice President
                                                  and Treasurer


Date:   December 27, 1999